Exhibit 1.2

Vodafone Group Plc

U.S.$1,500,000,000 4.25% Notes due September 2050

I, Jamie Stead, Group Treasury Director of Vodafone Group Plc (the “Company”), pursuant to resolutions duly adopted by the Board of Directors of the Company on January 22, 2019 and other internal approvals duly granted, and pursuant to and in accordance with Section 301 of the Indenture (as defined below), HEREBY APPROVE AND CONFIRM the terms set forth below and in Exhibit D hereto:

$1,500,000,000 4.25% Notes due September 2050 (the “Notes”)

The terms set forth with respect to the Notes in Exhibits A, B and C.

The Notes will be issued in fully registered form and will be represented by three Global Securities, which will be registered in the name of The Depository Trust Company’s nominee, Cede & Co.

Terms applicable to the Notes:

Place of Payment, Paying Agent:

The Bank of New York Mellon
Corporate Trust Office
240 Greenwich Street
New York, NY 10286
United States of America

The Bank of New York Mellon
40th Floor
One Canada Square
London E14 5AL
United Kingdom

Notices and Demands to Company:	Vodafone Group Plc Vodafone House The Connection Newbury Berkshire RG14 2FN United Kingdom

Or

C T Corporation System 28 Liberty Street New York, NY 10005 United States of America

Other Terms of the Notes:

The other terms of the Notes shall be substantially as set forth in the Indenture, dated as of February 10, 2000 (the “Indenture”), the Base Prospectus dated July 31, 2017, and the Prospectus Supplement, dated September 10, 2019 (the “Prospectus Supplement”), relating to the Notes and the forms of the notes attached hereto as Exhibits A through C and the Notes shall be substantially in the forms of such forms.

The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating to such covenants and conditions, in respect of compliance with which this certificate is made;

The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers of the Company familiar with the matters set forth herein;

In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenants and conditions have been complied with; and

In the opinion of the undersigned, such conditions and covenants have been complied with.

Dated: September 17, 2019

	Name:	Jamie Stead
	Title:	Group Treasury Director

Exhibit A

VODAFONE GROUP PLC

U.S.$500,000,000
4.25% NOTES DUE SEPTEMBER 2050

No. 001	CUSIP NO. 92857W BU3
ISIN NO. US92857WBU36

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

VODAFONE GROUP PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of five hundred million U.S. dollars (U.S.$500,000,000) on September 17, 2050 (the “Stated Maturity Date”), and to pay interest thereon from September 17, 2019 (the “Original Issue Date”), or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on March 17 and September 17 of each year, commencing March 17, 2020, up to and including the Stated Maturity Date (each, an “Interest Payment Date”), at the rate of 4.25% per annum until the principal hereof is paid or made available for payment.

Interest will be calculated based on a 360-day year consisting of twelve 30-day months. If any Interest Payment Date (other than the Interest Payment Date scheduled for the Stated Maturity Date) would otherwise fall on a day that is not a Business Day (as defined below), then such Interest Payment Date shall be the next day that is a Business Day. “Business Day” means any day that is a New York Business Day. “New York Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City generally are authorized or obligated by law, regulation or executive order to close. If any day on which any payment or other action is to be made or taken at any place of payment outside New York City is a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment, such payment shall be made or such other action shall be taken on the next succeeding day that is not a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment with the same force and effect as if such payment or other action had been made or taken on the day as originally scheduled.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be, for interest on global securities in registered form, the close of business on the Clearing System Business Day prior to the date for payment, where “Clearing System Business Day” means Monday to Friday, inclusive, except December 25 and January 1. The regular record date for interest on debt securities that are represented by physical certificates will be the date that is 15 calendar days prior to such date, whether or not such date is a Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Trustee shall act as Paying Agent with respect to the Securities of this series.

Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in the City and State of New York, or at such other agency as the Company may determine, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed manually or in facsimile.

Dated: September 17, 2019

VODAFONE GROUP PLC

By:
		Name:	Jamie Stead
		Title:	Group Treasury Director

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: September 17, 2019
THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 10, 2000 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited (subject to additional issuances as provided in the Indenture) in aggregate principal amount to U.S.$1,500,000,000.

The Securities of this series are subject to redemption at any time, as a whole or in part, at the election of the Company, upon not less than 30 nor more than 60 days’ notice given as provided in the Indenture, at a Redemption Price equal to the greater of (i) 100% of the principal amount, together with accrued interest to the Redemption Date, and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (excluding any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 35 basis points, with one basis point being 0.01%, together with accrued interest to the date of redemption.

The definitions of certain terms used in the paragraph above are listed below.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the U.S. Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such Redemption Date.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means any primary U.S. government securities dealer in New York City (a “Primary Treasury Dealer”) selected by the Company.

“Reference Treasury Dealer Quotations” means with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. New York City Time on the third Business Day preceding such Redemption Date.

If at any time while any of the Securities of this series remain outstanding, a Change of Control Put Event occurs, then the Holder will have the option (a “Change of Control Put Option”) (unless, prior to the giving of the relevant Change of Control Put Event Notice, the Company has otherwise given valid notice of redemption) to require the Company to redeem or, at the Company’s option, purchase (or procure the purchase of) such Security on the date which is seven days after the expiration of the Put Period (the “Put Date”) at an optional redemption amount equal to 101% of the aggregate principal amount of such Holder’s interest in this Security (the “Optional Redemption Amount”), plus accrued and unpaid interest on such Holder’s interest in this Security to the date of redemption.

A “Change of Control Put Event” will be deemed to occur if:

(i)    any person or any persons acting in concert (as defined in the United Kingdom’s City Code on Takeovers and Mergers), other than a holding company (as defined in Section 1159 of the Companies Act 2006 as amended) whose shareholders are or are to be substantially similar to the pre-existing shareholders of the Company, shall become interested (within the meaning of Part 22 of the Companies Act 2006 as amended) in (A) more than 50 per cent. of the issued or allotted ordinary share capital of the Company or (B) shares in the capital of the Company carrying more than 50 per cent. of the voting rights normally exercisable at a general meeting of the Company (each such event, a “Change of Control”); provided that, no Change of Control shall be deemed to occur if the event which would otherwise have constituted a Change of Control occurs or is carried out by an extraordinary resolution; and

(ii)   the long-term debt of the Company has been assigned:

(A)  an investment grade credit rating (Baa3/BBB–, or their respective equivalents, or better) (an “Investment Grade Rating”), by any Rating Agency (as defined below) at the invitation of the Company; or

(B)  where there is no rating from any Rating Agency assigned at the invitation of the Company, an Investment Grade Rating by any Rating Agency of its own volition,

and;

(x)   such rating is, within the Change of Control Period, either downgraded to a non-investment grade credit rating (Ba1/BB+, or their respective equivalents, or worse) (a “Non-Investment Grade Rating”) or withdrawn and is not, within the Change of Control Period, subsequently (in the case of a downgrade) upgraded or (in the case of a withdrawal) reinstated to an Investment Grade Rating by such Rating Agency;

(y)   and there remains no other Investment Grade Rating of the long-term debt of the Company from any other Rating Agency; and

(iii)  in making any decision to downgrade or withdraw an Investment Grade Rating pursuant to paragraph (ii) above, the relevant Rating Agency announces publicly or confirms in writing to the Company that such decision(s) resulted, in whole or in part, from the occurrence of the relevant Change of Control.

Further, if at the time of the occurrence of the relevant Change of Control the long-term debt of the Company is not assigned an Investment Grade Rating by any Rating Agency, a Change of Control Put Event will be deemed to occur upon the occurrence of a Change of Control alone.

If 80 per cent. or more in nominal amount of the Securities of this series then outstanding have been redeemed or purchased pursuant to a Change of Control Put Option, the Company may, on giving not less than 30 nor more than 60 days’ notice to the Holders (such notice being given within 30 days after the Put Date), redeem or purchase (or procure the purchase of), at its option, all of the remaining outstanding Securities of this series at the Optional Redemption Amount, together with interest (if any) accrued to (but excluding) the date fixed for such redemption or purchase.

The definition of certain terms used in the three preceding paragraphs above are below:

“Change of Control Period” means the period commencing upon a Change of Control and ending 90 days after the Change of Control (or such longer period for which the debt securities are under consideration (such consideration having been announced publicly within the period ending 90 days after the Change of Control) for rating review, such period not to exceed 60 days after the public announcement of such consideration);

“Change of Control Put Notice” means a duly signed and completed notice of exercise in the form (for the time being current) obtainable from the specified office of any Paying Agent or security registrar, as the case may be;

“Put Period” means the period of 30 days after a Change of Control Put Event Notice is given; and

“Rating Agency” means Moody’s Investors Service España S.A. (“Moody’s”) or Standard & Poor’s Credit Market Services Europe Limited (“S&P”) or any of their respective affiliates or successors or any rating agency (a “Substitute Rating Agency”) substituted for any of them by the Company from time to time.

The Securities of this series may be redeemed at the option of the Company, in whole but not in part, upon not less than 30 nor more than 60 days’ notice given as provided in the Indenture, on any Interest Payment Date at a Redemption Price equal to the principal amount thereof plus accrued interest to the Redemption Date if (a) as a result of any change in, execution of or amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority thereof or therein) in which the Company is incorporated (or, in the case of a successor Person to the Company, of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein) or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such jurisdiction or such political subdivision or taxing authority (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, execution or amendment becomes effective on or after September 10, 2019 (or, in the case of a successor Person to the Company, the date on which such successor Person became such pursuant to the applicable provisions of the Indenture) or (b) as a result of any delivery or of any requirement to deliver definitive Registered Securities (having used all reasonable efforts to avoid having to issue such definitive Registered Securities), the Company (or such successor Person) is or would be required to pay additional amounts with respect to the Securities of this series on the next succeeding Interest Payment Date as set forth below.

The Securities of this series may also be redeemed in whole but not in part upon not less than 30 nor more than 60 days’ notice given as provided in the Indenture on any Interest Payment Date at a Redemption Price equal to the principal amount thereof plus accrued interest to the Redemption Date if the Person formed by a consolidation of the Company or into which the Company is merged, to which the Company conveys, transfers or leases its properties and assets substantially as an entirety which guarantees the obligations of the Company in respect of the Securities of this series is required to pay a Holder additional amounts in respect of any tax, assessment or governmental charge imposed on any such Holder or required to be withheld or deducted from any payment to such Holder as a consequence of such consolidation, merger, conveyance, transfer, lease or guarantee.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case, upon compliance with certain conditions set forth in the Indenture.

The Securities of this series do not have the benefit of any sinking fund obligations.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Company is incorporated shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Company under the Securities of this series, the Company will pay to the Holder of this Security such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Company shall not be required to make any payment of additional amounts (i) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein, (ii) in respect of FATCA Withholding (as defined below) or (iii) for or on account of:

(1)     any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(2)     any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(3)     any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of this series;

(4)     any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of this Security with a request of the Company addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

(5)     any combination of items (1), (2), (3) and (4) above;

nor shall additional amounts be paid (i) with respect to any payment in respect of any Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security or (ii) in the event that the obligation to pay additional amounts is the result of the issuance of definitive Registered Securities to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made definitive Registered Securities have not been issued in exchange for the entire principal amount of the Predecessor Securities. The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Company is organized, or any political subdivision or taxing authority thereof or therein.

“FATCA Withholding” is defined as any deduction or withholding imposed or required pursuant to an agreement described in Section 1471(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to Sections 1471 through 1474 of the Code (or any regulations thereunder or official interpretations thereof) or an intergovernmental agreement between the United States and another jurisdiction facilitating the implementation thereof (or any fiscal or regulatory legislation, rules or practices implementing such an intergovernmental agreement).

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected.

The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless (i) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, (ii) the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and (iii) the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company or the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (except for the Events of Default described in Sections 501(5), 501(6) and 501(7) of the Indenture, which shall be governed by and construed in accordance with English law).

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit B

VODAFONE GROUP PLC

U.S.$500,000,000
4.25% NOTES DUE SEPTEMBER 2050

No. 002	CUSIP NO. 92857W BU3
ISIN NO. US92857WBU36

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

VODAFONE GROUP PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of five hundred million U.S. dollars (U.S.$500,000,000) on September 17, 2050 (the “Stated Maturity Date”), and to pay interest thereon from September 17, 2019 (the “Original Issue Date”), or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on March 17 and September 17 of each year, commencing March 17, 2020, up to and including the Stated Maturity Date (each, an “Interest Payment Date”), at the rate of 4.25% per annum until the principal hereof is paid or made available for payment.

Interest will be calculated based on a 360-day year consisting of twelve 30-day months. If any Interest Payment Date (other than the Interest Payment Date scheduled for the Stated Maturity Date) would otherwise fall on a day that is not a Business Day (as defined below), then such Interest Payment Date shall be the next day that is a Business Day. “Business Day” means any day that is a New York Business Day. “New York Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City generally are authorized or obligated by law, regulation or executive order to close. If any day on which any payment or other action is to be made or taken at any place of payment outside New York City is a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment, such payment shall be made or such other action shall be taken on the next succeeding day that is not a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment with the same force and effect as if such payment or other action had been made or taken on the day as originally scheduled.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be, for interest on global securities in registered form, the close of business on the Clearing System Business Day prior to the date for payment, where “Clearing System Business Day” means Monday to Friday, inclusive, except December 25 and January 1. The regular record date for interest on debt securities that are represented by physical certificates will be the date that is 15 calendar days prior to such date, whether or not such date is a Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Trustee shall act as Paying Agent with respect to the Securities of this series.

Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in the City and State of New York, or at such other agency as the Company may determine, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed manually or in facsimile.

Dated: September 17, 2019

VODAFONE GROUP PLC

By:
Name: Jamie Stead
Title: Group Treasury Director

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: September 17, 2019

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 10, 2000 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited (subject to additional issuances as provided in the Indenture) in aggregate principal amount to U.S.$1,500,000,000.

The Securities of this series are subject to redemption at any time, as a whole or in part, at the election of the Company, upon not less than 30 nor more than 60 days’ notice given as provided in the Indenture, at a Redemption Price equal to the greater of (i) 100% of the principal amount, together with accrued interest to the Redemption Date, and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (excluding any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 35 basis points, with one basis point being 0.01%, together with accrued interest to the date of redemption.

The definitions of certain terms used in the paragraph above are listed below.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the U.S. Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such Redemption Date.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means any primary U.S. government securities dealer in New York City (a “Primary Treasury Dealer”) selected by the Company.

“Reference Treasury Dealer Quotations” means with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. New York City Time on the third Business Day preceding such Redemption Date.

If at any time while any of the Securities of this series remain outstanding, a Change of Control Put Event occurs, then the Holder will have the option (a “Change of Control Put Option”) (unless, prior to the giving of the relevant Change of Control Put Event Notice, the Company has otherwise given valid notice of redemption) to require the Company to redeem or, at the Company’s option, purchase (or procure the purchase of) such Security on the date which is seven days after the expiration of the Put Period (the “Put Date”) at an optional redemption amount equal to 101% of the aggregate principal amount of such Holder’s interest in this Security (the “Optional Redemption Amount”), plus accrued and unpaid interest on such Holder’s interest in this Security to the date of redemption.

A “Change of Control Put Event” will be deemed to occur if:

(i)    any person or any persons acting in concert (as defined in the United Kingdom’s City Code on Takeovers and Mergers), other than a holding company (as defined in Section 1159 of the Companies Act 2006 as amended) whose shareholders are or are to be substantially similar to the pre-existing shareholders of the Company, shall become interested (within the meaning of Part 22 of the Companies Act 2006 as amended) in (A) more than 50 per cent. of the issued or allotted ordinary share capital of the Company or (B) shares in the capital of the Company carrying more than 50 per cent. of the voting rights normally exercisable at a general meeting of the Company (each such event, a “Change of Control”); provided that, no Change of Control shall be deemed to occur if the event which would otherwise have constituted a Change of Control occurs or is carried out by an extraordinary resolution; and

(ii)   the long-term debt of the Company has been assigned:

(A)  an investment grade credit rating (Baa3/BBB–, or their respective equivalents, or better) (an “Investment Grade Rating”), by any Rating Agency (as defined below) at the invitation of the Company; or

(B)  where there is no rating from any Rating Agency assigned at the invitation of the Company, an Investment Grade Rating by any Rating Agency of its own volition, and;

(x)   such rating is, within the Change of Control Period, either downgraded to a non-investment grade credit rating (Ba1/BB+, or their respective equivalents, or worse) (a “Non-Investment Grade Rating”) or withdrawn and is not, within the Change of Control Period, subsequently (in the case of a downgrade) upgraded or (in the case of a withdrawal) reinstated to an Investment Grade Rating by such Rating Agency;

(y)   and there remains no other Investment Grade Rating of the long-term debt of the Company from any other Rating Agency; and

(iii)  in making any decision to downgrade or withdraw an Investment Grade Rating pursuant to paragraph (ii) above, the relevant Rating Agency announces publicly or confirms in writing to the Company that such decision(s) resulted, in whole or in part, from the occurrence of the relevant Change of Control.

Further, if at the time of the occurrence of the relevant Change of Control the long-term debt of the Company is not assigned an Investment Grade Rating by any Rating Agency, a Change of Control Put Event will be deemed to occur upon the occurrence of a Change of Control alone.

If 80 per cent. or more in nominal amount of the Securities of this series then outstanding have been redeemed or purchased pursuant to a Change of Control Put Option, the Company may, on giving not less than 30 nor more than 60 days’ notice to the Holders (such notice being given within 30 days after the Put Date), redeem or purchase (or procure the purchase of), at its option, all of the remaining outstanding Securities of this series at the Optional Redemption Amount, together with interest (if any) accrued to (but excluding) the date fixed for such redemption or purchase.

The definition of certain terms used in the three preceding paragraphs above are below:

“Change of Control Period” means the period commencing upon a Change of Control and ending 90 days after the Change of Control (or such longer period for which the debt securities are under consideration (such consideration having been announced publicly within the period ending 90 days after the Change of Control) for rating review, such period not to exceed 60 days after the public announcement of such consideration);

“Change of Control Put Notice” means a duly signed and completed notice of exercise in the form (for the time being current) obtainable from the specified office of any Paying Agent or security registrar, as the case may be;

“Put Period” means the period of 30 days after a Change of Control Put Event Notice is given; and

“Rating Agency” means Moody’s Investors Service España S.A. (“Moody’s”) or Standard & Poor’s Credit Market Services Europe Limited (“S&P”) or any of their respective affiliates or successors or any rating agency (a “Substitute Rating Agency”) substituted for any of them by the Company from time to time.

The Securities of this series may be redeemed at the option of the Company, in whole but not in part, upon not less than 30 nor more than 60 days’ notice given as provided in the Indenture, on any Interest Payment Date at a Redemption Price equal to the principal amount thereof plus accrued interest to the Redemption Date if (a) as a result of any change in, execution of or amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority thereof or therein) in which the Company is incorporated (or, in the case of a successor Person to the Company, of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein) or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such jurisdiction or such political subdivision or taxing authority (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, execution or amendment becomes effective on or after September 10, 2019 (or, in the case of a successor Person to the Company, the date on which such successor Person became such pursuant to the applicable provisions of the Indenture) or (b) as a result of any delivery or of any requirement to deliver definitive Registered Securities (having used all reasonable efforts to avoid having to issue such definitive Registered Securities), the Company (or such successor Person) is or would be required to pay additional amounts with respect to the Securities of this series on the next succeeding Interest Payment Date as set forth below.

The Securities of this series may also be redeemed in whole but not in part upon not less than 30 nor more than 60 days’ notice given as provided in the Indenture on any Interest Payment Date at a Redemption Price equal to the principal amount thereof plus accrued interest to the Redemption Date if the Person formed by a consolidation of the Company or into which the Company is merged, to which the Company conveys, transfers or leases its properties and assets substantially as an entirety which guarantees the obligations of the Company in respect of the Securities of this series is required to pay a Holder additional amounts in respect of any tax, assessment or governmental charge imposed on any such Holder or required to be withheld or deducted from any payment to such Holder as a consequence of such consolidation, merger, conveyance, transfer, lease or guarantee.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case, upon compliance with certain conditions set forth in the Indenture.

The Securities of this series do not have the benefit of any sinking fund obligations.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Company is incorporated shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Company under the Securities of this series, the Company will pay to the Holder of this Security such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Company shall not be required to make any payment of additional amounts (i) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein, (ii) in respect of FATCA Withholding (as defined below) or (iii) for or on account of:

(1)     any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(2)     any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(3)     any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of this series;

(4)     any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of this Security with a request of the Company addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

(5)     any combination of items (1), (2), (3) and (4) above;

nor shall additional amounts be paid (i) with respect to any payment in respect of any Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security or (ii) in the event that the obligation to pay additional amounts is the result of the issuance of definitive Registered Securities to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made definitive Registered Securities have not been issued in exchange for the entire principal amount of the Predecessor Securities. The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Company is organized, or any political subdivision or taxing authority thereof or therein.

“FATCA Withholding” is defined as any deduction or withholding imposed or required pursuant to an agreement described in Section 1471(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to Sections 1471 through 1474 of the Code (or any regulations thereunder or official interpretations thereof) or an intergovernmental agreement between the United States and another jurisdiction facilitating the implementation thereof (or any fiscal or regulatory legislation, rules or practices implementing such an intergovernmental agreement).

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected.

The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless (i) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, (ii) the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and (iii) the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company or the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (except for the Events of Default described in Sections 501(5), 501(6) and 501(7) of the Indenture, which shall be governed by and construed in accordance with English law).

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit C

VODAFONE GROUP PLC

U.S.$500,000,000
4.25% NOTES DUE SEPTEMBER 2050

No. 003	CUSIP NO. 92857W BU3
ISIN NO. US92857WBU36

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

VODAFONE GROUP PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of five hundred million U.S. dollars (U.S.$500,000,000) on September 17, 2050 (the “Stated Maturity Date”), and to pay interest thereon from September 17, 2019 (the “Original Issue Date”), or from the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on March 17 and September 17 of each year, commencing March 17, 2020, up to and including the Stated Maturity Date (each, an “Interest Payment Date”), at the rate of 4.25% per annum until the principal hereof is paid or made available for payment.

Interest will be calculated based on a 360-day year consisting of twelve 30-day months. If any Interest Payment Date (other than the Interest Payment Date scheduled for the Stated Maturity Date) would otherwise fall on a day that is not a Business Day (as defined below), then such Interest Payment Date shall be the next day that is a Business Day. “Business Day” means any day that is a New York Business Day. “New York Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City generally are authorized or obligated by law, regulation or executive order to close. If any day on which any payment or other action is to be made or taken at any place of payment outside New York City is a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment, such payment shall be made or such other action shall be taken on the next succeeding day that is not a day on which banking institutions generally are authorized or obligated by law, regulation or executive order to close in the place of payment with the same force and effect as if such payment or other action had been made or taken on the day as originally scheduled.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be, for interest on global securities in registered form, the close of business on the Clearing System Business Day prior to the date for payment, where “Clearing System Business Day” means Monday to Friday, inclusive, except December 25 and January 1. The regular record date for interest on debt securities that are represented by physical certificates will be the date that is 15 calendar days prior to such date, whether or not such date is a Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Trustee shall act as Paying Agent with respect to the Securities of this series.

Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan in the City and State of New York, or at such other agency as the Company may determine, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed manually or in facsimile.

Dated: September 17, 2019

VODAFONE GROUP PLC

By:
		Name:	Jamie Stead
		Title:	Group Treasury Director

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: September 17, 2019

THE BANK OF NEW YORK MELLON,
as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 10, 2000 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any other successor trustee under the Indenture), and reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited (subject to additional issuances as provided in the Indenture) in aggregate principal amount to U.S.$1,500,000,000.

The Securities of this series are subject to redemption at any time, as a whole or in part, at the election of the Company, upon not less than 30 nor more than 60 days’ notice given as provided in the Indenture, at a Redemption Price equal to the greater of (i) 100% of the principal amount, together with accrued interest to the Redemption Date, and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (excluding any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 35 basis points, with one basis point being 0.01%, together with accrued interest to the date of redemption.

The definitions of certain terms used in the paragraph above are listed below.

“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Comparable Treasury Issue” means the U.S. Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such Redemption Date.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means any primary U.S. government securities dealer in New York City (a “Primary Treasury Dealer”) selected by the Company.

“Reference Treasury Dealer Quotations” means with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m. New York City Time on the third Business Day preceding such Redemption Date.

If at any time while any of the Securities of this series remain outstanding, a Change of Control Put Event occurs, then the Holder will have the option (a “Change of Control Put Option”) (unless, prior to the giving of the relevant Change of Control Put Event Notice, the Company has otherwise given valid notice of redemption) to require the Company to redeem or, at the Company’s option, purchase (or procure the purchase of) such Security on the date which is seven days after the expiration of the Put Period (the “Put Date”) at an optional redemption amount equal to 101% of the aggregate principal amount of such Holder’s interest in this Security (the “Optional Redemption Amount”), plus accrued and unpaid interest on such Holder’s interest in this Security to the date of redemption.

A “Change of Control Put Event” will be deemed to occur if:

(i)    any person or any persons acting in concert (as defined in the United Kingdom’s City Code on Takeovers and Mergers), other than a holding company (as defined in Section 1159 of the Companies Act 2006 as amended) whose shareholders are or are to be substantially similar to the pre-existing shareholders of the Company, shall become interested (within the meaning of Part 22 of the Companies Act 2006 as amended) in (A) more than 50 per cent. of the issued or allotted ordinary share capital of the Company or (B) shares in the capital of the Company carrying more than 50 per cent. of the voting rights normally exercisable at a general meeting of the Company (each such event, a “Change of Control”); provided that, no Change of Control shall be deemed to occur if the event which would otherwise have constituted a Change of Control occurs or is carried out by an extraordinary resolution; and

(ii)   the long-term debt of the Company has been assigned:

(A)  an investment grade credit rating (Baa3/BBB–,or their respective equivalents, or better) (an “Investment Grade Rating”), by any Rating Agency (as defined below) at the invitation of the Company; or

(B)  where there is no rating from any Rating Agency assigned at the invitation of the Company, an Investment Grade Rating by any Rating Agency of its own volition, and;

(x)   such rating is, within the Change of Control Period, either downgraded to a non-investment grade credit rating (Ba1/BB+, or their respective equivalents, or worse) (a “Non-Investment Grade Rating”) or withdrawn and is not, within the Change of Control Period, subsequently (in the case of a downgrade) upgraded or (in the case of a withdrawal) reinstated to an Investment Grade Rating by such Rating Agency;

(y)   and there remains no other Investment Grade Rating of the long-term debt of the Company from any other Rating Agency; and

(iii)  in making any decision to downgrade or withdraw an Investment Grade Rating pursuant to paragraph (ii) above, the relevant Rating Agency announces publicly or confirms in writing to the Company that such decision(s) resulted, in whole or in part, from the occurrence of the relevant Change of Control.

Further, if at the time of the occurrence of the relevant Change of Control the long-term debt of the Company is not assigned an Investment Grade Rating by any Rating Agency, a Change of Control Put Event will be deemed to occur upon the occurrence of a Change of Control alone.

If 80 per cent. or more in nominal amount of the Securities of this series then outstanding have been redeemed or purchased pursuant to a Change of Control Put Option, the Company may, on giving not less than 30 nor more than 60 days’ notice to the Holders (such notice being given within 30 days after the Put Date), redeem or purchase (or procure the purchase of), at its option, all of the remaining outstanding Securities of this series at the Optional Redemption Amount, together with interest (if any) accrued to (but excluding) the date fixed for such redemption or purchase.

The definition of certain terms used in the three preceding paragraphs above are below:

“Change of Control Period” means the period commencing upon a Change of Control and ending 90 days after the Change of Control (or such longer period for which the debt securities are under consideration (such consideration having been announced publicly within the period ending 90 days after the Change of Control) for rating review, such period not to exceed 60 days after the public announcement of such consideration);

“Change of Control Put Notice” means a duly signed and completed notice of exercise in the form (for the time being current) obtainable from the specified office of any Paying Agent or security registrar, as the case may be;

“Put Period” means the period of 30 days after a Change of Control Put Event Notice is given; and

“Rating Agency” means Moody’s Investors Service España S.A. (“Moody’s”) or Standard & Poor’s Credit Market Services Europe Limited (“S&P”) or any of their respective affiliates or successors or any rating agency (a “Substitute Rating Agency”) substituted for any of them by the Company from time to time.

The Securities of this series may be redeemed at the option of the Company, in whole but not in part, upon not less than 30 nor more than 60 days’ notice given as provided in the Indenture, on any Interest Payment Date at a Redemption Price equal to the principal amount thereof plus accrued interest to the Redemption Date if (a) as a result of any change in, execution of or amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority thereof or therein) in which the Company is incorporated (or, in the case of a successor Person to the Company, of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein) or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which such jurisdiction or such political subdivision or taxing authority (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, execution or amendment becomes effective on or after September 10, 2019 (or, in the case of a successor Person to the Company, the date on which such successor Person became such pursuant to the applicable provisions of the Indenture) or (b) as a result of any delivery or of any requirement to deliver definitive Registered Securities (having used all reasonable efforts to avoid having to issue such definitive Registered Securities), the Company (or such successor Person) is or would be required to pay additional amounts with respect to the Securities of this series on the next succeeding Interest Payment Date as set forth below.

The Securities of this series may also be redeemed in whole but not in part upon not less than 30 nor more than 60 days’ notice given as provided in the Indenture on any Interest Payment Date at a Redemption Price equal to the principal amount thereof plus accrued interest to the Redemption Date if the Person formed by a consolidation of the Company or into which the Company is merged, to which the Company conveys, transfers or leases its properties and assets substantially as an entirety which guarantees the obligations of the Company in respect of the Securities of this series is required to pay a Holder additional amounts in respect of any tax, assessment or governmental charge imposed on any such Holder or required to be withheld or deducted from any payment to such Holder as a consequence of such consolidation, merger, conveyance, transfer, lease or guarantee.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case, upon compliance with certain conditions set forth in the Indenture.

The Securities of this series do not have the benefit of any sinking fund obligations.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

If any deduction or withholding for any present or future taxes, assessments or other governmental charges of the jurisdiction (or any political subdivision or taxing authority thereof or therein) in which the Company is incorporated shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Company under the Securities of this series, the Company will pay to the Holder of this Security such additional amounts as may be necessary in order that the net amounts paid to such Holder of such Security who, with respect to any such tax, assessment or other governmental charge, is not resident in such jurisdiction, after such deduction or withholding, shall be not less than the amounts specified in such Security to which such Holder is entitled; provided, however, that the Company shall not be required to make any payment of additional amounts (i) for or on account of any such tax, assessment or governmental charge imposed by the United States or any political subdivision or taxing authority thereof or therein, (ii) in respect of FATCA Withholding (as defined below) or (iii) for or on account of:

(1)     any tax, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the taxing jurisdiction or any political subdivision or territory or possession thereof or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein or (ii) the presentation of a Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

(2)     any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(3)     any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments of (or in respect of) principal of, or any interest on, the Securities of this series;

(4)     any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of this Security with a request of the Company addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or (ii), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

(5)     any combination of items (1), (2), (3) and (4) above;

nor shall additional amounts be paid (i) with respect to any payment in respect of any Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such additional amounts had it been the Holder of such Security or (ii) in the event that the obligation to pay additional amounts is the result of the issuance of definitive Registered Securities to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made definitive Registered Securities have not been issued in exchange for the entire principal amount of the Predecessor Securities. The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Company is organized, or any political subdivision or taxing authority thereof or therein.

“FATCA Withholding” is defined as any deduction or withholding imposed or required pursuant to an agreement described in Section 1471(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to Sections 1471 through 1474 of the Code (or any regulations thereunder or official interpretations thereof) or an intergovernmental agreement between the United States and another jurisdiction facilitating the implementation thereof (or any fiscal or regulatory legislation, rules or practices implementing such an intergovernmental agreement).

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected.

The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless (i) such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, (ii) the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and (iii) the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company or the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (except for the Events of Default described in Sections 501(5), 501(6) and 501(7) of the Indenture, which shall be governed by and construed in accordance with English law).

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit D

DESCRIPTION OF THE NOTES

4.25% Notes due September 2050 (the “Notes”)

Expected Ratings(1)	Baa2 (negative outlook)/BBB (Stable Outlook)/BBB (Stable Outlook) (Moody’s/S&P/Fitch)
Maturity Date	We will repay the Notes on September 17, 2050 at 100% of their principal amount, plus accrued and unpaid interest.
Issue Date	September 17, 2019.
Issue Price	99.624% of the principal amount, plus accrued interest, if any, from and including September 17, 2019 to the date the Notes are delivered to investors.
Interest Rate	4.25% per annum.
Interest Payment Dates	Semi-annually on March 17 and September 17 of each year, commencing March 17, 2020 up to and including the maturity date for the Notes, subject to the applicable business day convention.
Business Day Convention	Following, Unadjusted.
Day Count Fraction	30/360.
Optional Make-Whole Redemption

We have the right to redeem the Notes, in whole or in part, at any time and from time to time at a redemption price equal to the greater of (1) 100% of the principal amount of such notes, plus accrued interest to the date of redemption and (2) as determined by the quotation agent, the sum of the present values of the remaining scheduled payments of principal and interest on such notes (excluding any portion of such payments of interest accrued as of the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the adjusted treasury rate, plus 35 basis points.

Underwriting Discount	0.75%
CUSIP Number	92857W BU3
ISIN Number	US92857WBU36

The following terms apply to the Notes:
Redemption or Repurchase Following a Change of Control

If a Change of Control Put Event (as defined in the prospectus) occurs, then the holder of a Note will have the option, as described under ‘‘Additional Mechanics — Redemption or Repurchase Following a Change of Control” in the prospectus, to require Vodafone to redeem or, at Vodafone’s option, purchase (or procure the purchase of) such Note at an optional redemption amount equal to 101% of the aggregate principal amount of such Note, plus accrued and unpaid interest on such Note to the date of redemption, according to the terms and limitations described under ‘‘Additional Mechanics — Redemption or Repurchase Following a Change of Control’’ in the prospectus.

Business Days	New York.
Ranking

The Notes will rank equally with all present and future unsecured and unsubordinated indebtedness of Vodafone Group Plc. Because we are a holding company, the Notes will effectively rank junior to any indebtedness or other liabilities of our subsidiaries.

Regular Record Dates for Interest

With respect to each interest payment date, the regular record date for interest on global securities in registered form will be the close of business on the Clearing System Business Day prior to the date for payment, where “Clearing System Business Day” means Monday to Friday, inclusive, except December 25 and January 1. The regular record date for interest on debt securities that are represented by physical certificates will be the date that is 15 calendar days prior to such date, whether or not such date is a business day.

Payment of Additional Amounts

All payments on the Notes will be made without deducting United Kingdom (“U.K.”) withholding taxes, except as required by law. If any such deduction is required on payments to non-U.K. investors, we will pay additional amounts on those payments to the extent described under “Description of Debt Securities We May Offer – Payment of Additional Amounts” in the prospectus. Notwithstanding the foregoing, any amounts to be paid on the Notes by us, or on our behalf, will be paid net of any deduction or withholding imposed or requirement pursuant to an agreement described in Section 1471(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to Sections 1471 through 1474 of the Code (or any regulations thereunder or official interpretations thereof) or an intergovernmental agreement between the United States and another jurisdiction facilitating the implementation thereof (or any fiscal or regulatory legislation, rules or practices implementing such an intergovernmental agreement) (and any such withholding or deduction, a “FATCA Withholding”). Neither we, nor any person, will be required to pay any additional amounts in respect of FATCA Withholding.

Optional Tax Redemption

We may redeem the Notes before they mature if we are obligated to pay additional amounts due to changes on or after the date of this final term sheet in U.K. withholding tax requirements, a merger or consolidation with another entity or a sale or lease of substantially all our assets and other limited circumstances described under “Description of Debt Securities We May Offer—Payment of Additional Amounts” in the prospectus. In that event, we may redeem the Notes in whole but not in part on any interest payment date, at a price equal to 100% of their principal amount plus accrued interest to the date fixed for redemption.

Adjusted Treasury Rate

“Adjusted treasury rate” means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the comparable treasury issue, assuming a price for the comparable treasury issue (expressed as a percentage of its principal amount) equal to the comparable treasury price for such redemption date.

Comparable Treasury Issue

“Comparable treasury issue” means the U.S. Treasury security selected by the quotation agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of the Notes.

Comparable Treasury Price	“Comparable treasury price” means, with respect to any redemption date, the average of the reference treasury dealer quotations for such redemption date.
Quotation Agent	“Quotation agent” means the reference treasury dealer appointed by us.
Reference Treasury Dealer	“Reference treasury dealer” means any primary U.S. government securities dealer in New York City selected by us.
Reference Treasury Dealer Quotations

“Reference treasury dealer quotations” means with respect to each reference treasury dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the comparable treasury issue (expressed as a percentage of its principal amount) quoted in writing to the Quotation Agent by such reference treasury dealer at 5:00 p.m. New York City Time on the third business day preceding such redemption date.

Listing	We will file an application to list the Notes on the Nasdaq Global Market. We expect that the Notes will be eligible for trading on the Nasdaq Global Market within 30 days after delivery of the Notes.
Use of Proceeds (after deducting underwriting discounts but not estimated expenses)	We intend to use the net proceeds from the sale of the Notes for general corporate purposes, including refinancing upcoming maturities.
Risk Factors

You should carefully consider all of the information in this final term sheet, the prospectus supplement and the prospectus, which includes information incorporated by reference. In particular, you should evaluate the specific factors under “Risk Factors” beginning on page S-3 of the prospectus supplement dated September 10, 2019, “Risk Factors” beginning on page 6 of the prospectus and “Principal risk factors and uncertainties” beginning on page 44 of our Annual Report on Form 20-F for the fiscal year ended March 31, 2019 for risks involved with an investment in the Notes.

Trustee and Principal Paying Agent	The Bank of New York Mellon.
Timing and Delivery	We currently expect delivery of the Notes to occur on or about September 17, 2019.
Underwriters	BofA Securities, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc.

Prohibition of Sales to EEA Retail Investors	Applicable.

Note:

(1)         An explanation of the significance of ratings may be obtained from the ratings agencies. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The rate of the notes should be evaluated independently from similar ratings of other securities. A credit rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency.